ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of February 11, 1999, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., having its offices at 3 World Financial Center, New York, New York 10285 ("Assignor") and First Nationwide Mortgage Corporation, having an office at 5280 Corporate Drive, Frederick MD 21701 ("Assignee"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to Assignee, all of the right, title and interest of Assignor, as initial Servicer (the "Initial Servicer") with respect to the mortgage loans identified on Exhibit A hereto (the "Mortgage Loans") under that certain Custodial Agreement, dated as of February 1, 1993, as amended by (a) that certain Amendment to Custodial Agreement with respect to Mortgage Loans secured by Co-op shares; (b) that certain Amendment to Custodial Agreement with respect to FHA insured Mortgage Loans; and (c) that certain Amendment Number 3 to Custodial Agreement dated as of July 7, 1995 (the "Agreement"), by and between Lehman Capital Corporation, as owner and initial servicer, and U.S. Bank Trust, formerly known as First Trust National Association (the "Custodian").

     The Assignor specifically reserves any and all right, title and interest and all obligations of the "Owner" under the Agreement and of the Assignor with respect to any mortgage loans subject to the Agreement which are not the Mortgage Loans set forth on Exhibit A hereto and are not the subject of this Assignment and Assumption Agreement.

     2. The Assignor warrants and represents to, and covenants with, the Assignee that with respect to the Mortgage Loans:

          a. The Assignor is assigning its interest as Initial Servicer under the Agreement for the sole purpose of permitting the Assignee as servicer of the Mortgage Loans, to act as Servicer under the Agreement; and

          b. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreement. The Assignor has no knowledge of, and has not received notice of, any defaults, waivers under or amendments or other modifications of, or assignments of rights or obligations under the Agreement.

     3. The Assignee warrants and represents to, and covenants with, the Assignor and the Custodian pursuant to the Agreement that the Assignee agrees to be bound by all of the terms, covenants and conditions of the Agreement relating to the Initial Servicer applicable after the Closing Date, and from and after the Closing Date, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as Initial Servicer thereunder.

     4. Nothing herein shall obligate the Assignee to pay any of the fees and expenses of the Custodian, which shall remain the sole obligation of the Assignor, nor shall the Assignee make or be obligated to make any representation and warranties regarding the Mortgage Loans in this Assignment and Assumption Agreement or the Agreement. All expenses incurred by the Custodian, at the request of the Assignee, which are not contemplated by the Custodial Agreement or that certain Seller's Warranties and Servicing Agreement dated February 1, 1999 between Assignor and Assignee and which are not approved by the Assignor shall be paid the Assignee.

     5. With respect to the Mortgage Loans, by acknowledging below, the Custodian hereby agrees that it will honor a request of release made by the Assignee on a form acceptable to FNMA in lieu of the form attached to the Custodial Agreement as Exhibit 3 thereto.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


                                            LEHMAN CAPITAL, A DIVISION OF
                                            LEHMAN BROTHERS HOLDINGS INC.
                                                     (Assignor)

                                            By:/s/ Joseph J. Kelly
                                               -------------------------------
                                            Name: Joseph J. Kelly
                                            Title: Authorized Signatory


                                            FIRST NATIONWIDE MORTGAGE
                                            CORPORATION
                                                  (Assignee)

                                            By:/s/ Robert M. Bodell
                                               -------------------------------
                                            Name: Robert M. Bodell
                                            Title: Executive Vice President


                                            ACKNOWLEDGED BY:

                                            U.S. BANK TRUST
                                                       (Custodian)

                                            By:/s/ Judy Spahn
                                               -------------------------------
                                            Name: Judy Spahn
                                            Title: Assistant Vice President

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE